UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) September 22, 2021

W. R. GRACE & CO.
(Exact name of registrant as specified in its charter)

Delaware	1-13953	65-0773649
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7500 Grace Drive, Columbia, Maryland 21044-4098
(Address of principal executive offices) (Zip Code)

(410) 531-4000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	GRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

W. R. GRACE & CO.

FORM 8-K
CURRENT REPORT

Introductory Note

This Current Report on Form 8-K is being filed in connection with the completion on September 22, 2021 of the transactions contemplated by that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of April 26, 2021, by and among W. R. Grace & Co., a Delaware corporation (the “Company” or “Grace”), W. R. Grace Holdings LLC (f/k/a Gibraltar Acquisition Holdings LLC), a Delaware limited liability company (“Parent”), and Gibraltar Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”). Pursuant to the Merger Agreement, on September 22, 2021, Merger Sub merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation in the Merger and a wholly owned direct subsidiary of Parent (the “Surviving Corporation”).

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth under under Item 5.03 of this Current Report on Form 8-K is incorporated by reference in this Item 3.03.

Item 5.01.	Changes in Control of Registrant.

The information set forth under Item 5.03 of this Current Report on Form 8-K is incorporated by reference in this Item 5.01.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The description contained under the Introductory Note above is hereby incorporated by reference in its entirety into this Item 5.03.

In connection with the consummation of the Merger, the Company’s Amended and Restated Certificate of Incorporation (as last amended and restated on February 3, 2014) was amended and restated in its entirety, and is filed herewith as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

In connection with the consummation of the Merger, the Company’s Amended and Restated Bylaws (as last amended on January 22, 2015) (the “Bylaws”) were amended and restated in their entirety to be the bylaws of Merger Sub as in effect immediately prior to the effective time of the Merger (except (i) the name of the Company remained “W. R. Grace & Co.”, and (ii) any provisions required to be included in the Bylaws of the Surviving Corporation pursuant to the Merger Agreement were not amended, altered or repealed), and is filed herewith as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit	Location
3.1	Amended and Restated Certificate of Incorporation of W. R. Grace & Co.	Filed herewith
3.2	Amended and Restated Bylaws of W. R. Grace & Co.	Filed herewith
101.INS	Inline XBRL Instance Document	The instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.
101.SCH	Inline XBRL Taxonomy Extension Schema	Filed herewith
101.LAB	Inline XBRL Taxonomy Extension Label Linkbase	Filed herewith
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase	Filed herewith
104	Cover Page Interactive Data File (formatted as Inline XBRL and included in Exhibit 101)	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

W. R. GRACE & CO.
(Registrant)

	By	/s/ Cherée Johnson
Cherée Johnson
Senior Vice President, General Counsel, and Secretary

Dated: September 22, 2021